HORIZON FUNDS

Horizon Active Asset Allocation Fund (“Allocation Fund”)
Horizon Active Risk Assist® Fund (“Risk Assist Fund”)
(collectively, the “Funds”)

Supplement dated February 1, 2018
to the Summary Prospectuses and Prospectus

Effective as of January 24, 2018, Horizon Investments, LLC, the investment adviser to the Funds, has contractually agreed to reduce each Fund’s management fee from 1.10% to 0.99% of such Fund’s average daily net assets.

1.
Accordingly, the “Fees and Expenses” table and “Example” in the section entitled “SUMMARY SECTION – Horizon Active Asset Allocation Fund” of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Allocation Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Allocation Fund.

Shareholder Fees (fees paid directly from your investment)	Advisor Class	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees(1)	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.18%	0.18%	0.28%
Shareholder Servicing Expenses(2)	None	None	0.10%
Remaining Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(3)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.64%	1.39%	1.49%

(1)	Prior to January 24, 2018, the management fee was 1.10% of the Fund’s average daily net assets.
(2)	Prior to July 1, 2017, Shareholder Servicing Expenses for Investor Class shares of the Allocation Fund were 0.25% of average daily net assets.
(3)
This number represents the combined total fees and operating expenses of the underlying funds owned by the Allocation Fund and is not a direct expense incurred by the Allocation Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Allocation Fund, the operating expenses set forth in the Allocation Fund’s financial highlights do not include this figure.

Example.  This Example is intended to help you compare the cost of investing in the Allocation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Allocation Fund’s operating expenses remain the same (taking into account the contractual expense limitation).  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$167	$517	$892	$1,944
Institutional Class	$142	$440	$761	$1,669
Investor Class	$152	$471	$813	$1,779

2.	The “Fees and Expenses” table and “Example” in the section entitled “SUMMARY SECTION – Horizon Active Risk Assist® Fund” of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Risk Assist Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Risk Assist Fund.
Shareholder Fees (fees paid directly from your investment)	Advisor Class	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees(1)	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(2)	0.15%	0.21%	0.29%
Shareholder Servicing Expenses(3)	None	None	0.10%
Remaining Other Expenses	0.15%	0.21%	0.19%
Acquired Fund Fees and Expenses(4)	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.62%	1.43%	1.51%
Fee Waiver and Expense Reimbursements/Recoupment(5)	0.03%	-0.03%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.65%	1.40%	1.50%
(1)	Prior to January 24, 2018, the management fee was 1.10% of the Fund’s average daily net assets.
(2)	“Other Expenses” have been restated to reflect current expenses.
(3)	Prior to July 1, 2017, Shareholder Servicing Expenses for Investor Class shares of the Risk Assist Fund were 0.25% of average daily net assets.
(4)
This number represents the combined total fees and operating expenses of the underlying funds owned by the Risk Assist Fund and is not a direct expense incurred by the Risk Assist Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Risk Assist Fund, the operating expenses set forth in the Risk Assist Fund’s financial highlights do not include this figure.

(5)
The Risk Assist Fund’s investment adviser, Horizon Investments, LLC, has contractually agreed to waive its fees and reimburse expenses of the Risk Assist Fund, at least until December 31, 2018, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) will not exceed 1.42%, 1.17% and 1.27% of average daily net assets for Advisor Class, Institutional Class and Investor Class shares, respectively; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by the Adviser, within three years after the end of the fiscal year in which such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the foregoing expense limit.  Only the Horizon Funds’ Board of Trustees may elect to terminate the advisory fee waiver agreement.

Example:  This Example is intended to help you compare the cost of investing in the Risk Assist Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Risk Assist Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Risk Assist Fund’s operating expenses remain the same (taking into account the contractual expense limitation).  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Advisor Class	$165	$511	$881	$1,922
Institutional Class	$143	$449	$779	$1,710
Investor Class	$153	$476	$823	$1,801

* * * * *

Please retain this supplement for your reference.